401 PSUM1 02/18

SUPPLEMENT DATED FEBRUARY 9, 2018

TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

OF

Franklin Investors Securities Trust

Franklin Low Duration Total Return Fund

The summary prospectus is amended as follows:

I.                 The following replaces the “Annual Fund Operating Expenses” table and “Example” table in the “Fund Summary – Fees and Expenses of the Fund” section of the Franklin Low Duration Total Return Fund prospectus on page 22:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Advisor Class
Management fees	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	0.65%	None	None
Other expenses[1]	0.20%	0.20%	0.05%	0.20%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%
Total annual Fund operating expenses[1]	0.97%	1.37%	0.57%	0.72%
Fee waiver and/or expense reimbursement[2]	-0.26%	-0.26%	-0.26%	-0.26%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2]	0.71%	1.11%	0.31%	0.46%

1. Other expenses of the Fund have been restated to exclude non-recurring prior period expenses and for Class R6 shares, to reflect current fiscal year expenses. If the non-recurring prior period expenses were included in the table above, the amounts stated would have been greater. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. The fee waiver and/or expense reimbursement above has been updated to reflect that the investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund do not exceed 0.44% through February 28, 2019.  The investment manager also has contractually agreed in advance to reduce its fees as a result of the Fund’s investments in Franklin Templeton affiliated funds (acquired funds) for the next 12-month period.  Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

II.               The following replaces the “Example” table in the “Fund Summary – Fees and Expenses of the Fund” section of the Franklin Low Duration Total Return Fund prospectus on page 22:

Example

	1 Year	3 Years	5 Years	10 Years
Class A	$296	$502	$725	$1,366
Class C	$213	$408	$725	$1,625
Class R6	$32	$156	$293	$689
Advisor Class	$47	$204	$375	$871
If you do not sell your shares:
Class C	$113	$408	$725	$1,625

Please keep this supplement with your summary prospectus for future reference.

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